Exhibit 99.1

Power Conversion Technologies, Inc.

Audited Financial Statements

Years ended December 31, 2019 and 2018

Power Conversion Technologies, Inc.

Audited Financial Statements

Years ended December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Stockholders of Power Conversion Technologies, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Power Conversion Technologies, Inc. (an S-Corporation) as of December 31, 2019 and 2018, and the related statements of operations and retained earnings (deficit) and cash flows for the years then ended. In our opinion, these financial statements present fairly, in all material respects, the financial position of Power Conversion Technologies, Inc. as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 8 to the financial statements, the Company has incurred net losses for several consecutive years, and as of December 31, 2019 they have a stockholder’s deficit of $1,233,433, and a working capital deficit of $1,248,632. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to Power Conversion Technologies, Inc. in accordance with the U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Power Conversion Technologies, Inc. is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

Goff Backa Alfera and Company, LLC

Pittsburgh, Pennsylvania

September 22, 2020

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Power Conversion Technologies, Inc.

Balance Sheets

	December 31
	2019	2018
Assets
Current assets:
Cash and cash equivalents	$27,382	$47,554
Accounts receivable	19,774	44,475
Inventories	971,813	252,223
Due from shareholder	-	50,746
Other current assets	12,715	5,715
Total current assets	1,031,684	400,713

Property and equipment:
Machinery and equipment	78,851	78,851
Less: accumulated depreciation	(63,652)	(56,393)
	15,199	22,458

Total assets	$1,046,883	$423,171

Liabilities and stockholder’s deficit
Current liabilities:
Accounts payable	$679,340	$168,678
Accrued salaries, wages, and withholdings	286,470	108,654
Accrued expenses	77,369	41,581
Advances from customers	684,822	236,947
Due to shareholder	27,909	-
Line of credit	349,962	348,553
Current portion of note payable	174,444	17,236
Total current liabilities	2,280,316	921,649

Note payable	-	163,360

Stockholder’s deficit:
Common stock, no par value; 1,000 shares authorized, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	75,989	75,989
Deficit	(1,310,422)	(738,827)
Total stockholder’s deficit	(1,233,433)	(661,838)

Total liabilities and stockholder’s deficit	$1,046,883	$423,171

See notes to financial statements.

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Power Conversion Technologies, Inc.

Statements of Operations and Retained Earnings (Deficit)

	Year Ended December 31
	2019	2018

Revenues	$492,128	$352,931

Cost of revenues	454,651	322,375

Gross profit	37,477	30,556

Selling, general and administrative expenses	547,599	464,114

Loss from operations	(510,122)	(433,558)

Interest expense	56,691	27,222

Net loss	(566,813)	(460,780)

Distributions	(4,782)	-

Deficit at beginning of year	(738,827)	(278,047)

Deficit at end of year	$(1,310,422)	$(738,827)

See notes to financial statements.

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Power Conversion Technologies, Inc.

Statements of Cash Flows

	Year Ended December 31
	2019	2018

Cash flows from operating activities
Net loss	$(566,813)	$(460,780)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	7,259	8,386
Changes in operating assets and liabilities:
Accounts receivable	24,701	25,794
Inventories	(719,590)	(65,573)
Other current assets	(7,000)	-
Accounts payable	510,662	49,853
Accrued salaries, wages, and withholdings	177,816	96,751
Accrued expenses	35,788	41,581
Advances from customers	447,875	196,110
Net cash used by operating activities	(89,302)	(107,878)

Cash flows from financing activities
Distributions	(4,782)	-
Net borrowings on line of credit	1,409	7,421
Payments on note payable	(6,152)	(11,787)
Borrowings from shareholder	78,655	157,648
Net cash provided by financing activities	69,130	153,282

Increase (decrease) in cash and cash equivalents	(20,172)	45,404
Cash and cash equivalents—beginning of year	47,554	2,150
Cash and cash equivalents—end of year	$27,382	$47,554

Interest paid	$56,691	$27,222

See notes to financial statements.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

Note 1—Organization and Description of Business

Power Conversion Technologies, Inc., a subchapter S corporation, (“PCTI” or the “Company”) was incorporated on August 28, 1991 under the laws of the State of Pennsylvania. The Company designs, develops, manufactures and distributes standard and custom power electronic solutions. Customers include the United States military, other global military organizations and many of the world’s largest industrial manufacturers. All of its products are manufactured in the United States. Because of the Company’s product scope and the high-power niche that their products occupy, the Company is aggressively targeting the rapidly growing renewable and energy storage markets. The Company’s mission is to be a global leader for high power electronics with a standard of continued innovation.

On July 10, 2020, the Company entered into a Stock Purchase Agreement with Ozop Surgical Corp. (See Note 9).

Note 2—Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At December 31, 2019 and 2018, cash consists of monies held in checking, savings, and cash on hand.

The Company maintains cash in demand deposits with a federally insured bank. The Company does not believe that it is exposed to a significant credit risk in connection with the deposits. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2019, the Company did not have any uninsured balances.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

Accounts Receivable

Accounts receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined. The allowance for doubtful accounts is based on the Company’s prior experience of collections and management’s estimates.

Accounts receivable is comprised of two and five customers at December 31, 2019 and 2018, respectively.

Inventories

Inventories are valued at the lower of cost or net realizable value, with cost determined on the first-in, first-out basis. Inventory costs include material, labor and manufacturing overhead. In evaluating the net realizable value of inventory, management also considers, if applicable, other factors, including known trends, market conditions, currency exchange rates and other such issues.

Property and Equipment

Depreciation is computed using the straight-line method over the estimated useful lives of the assets in service. Property and equipment are stated at acquisition cost. Maintenance and repairs are charged directly to expense as incurred; purchases of items which will benefit future periods are capitalized. When assets are disposed of, the cost and accumulated depreciation are removed and any resulting gain or loss is recognized. The Company evaluates the carrying value of property and equipment when events and circumstances warrant a review.

Revenue and Cost Recognition

The Company recognizes revenue when title, ownership, and risk of loss pass to the customer, all of which occurs upon shipment or delivery of the product and is based on the applicable shipping terms.

For contracts with customers, ownership of the goods and associated revenue are transferred to customers at a point in time, generally upon shipment of a product to the customer or receipt of the product by the customer and without significant judgments. Advance payments are typically required for commercial customers and are recorded as deferred revenue until revenue is recognized. The majority of contracts (government and commercial customers) typically require payment within 30 to 60 days after transfer of ownership to the customer.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

The Company’s revenue recognition policy is consistently applied across the Company’s segments, product lines and geographical locations. For the periods covered herein, we did not have post shipment obligations such as training or installation, customer acceptance provisions, credits and discounts, rebates and price protection, or other similar privileges.

The Company has elected to recognize the costs for freight and shipping when control over products has transferred to the customer as an expense in cost of sales.

The Company monitors and tracks the amount of product returns and reduces revenue at the time of shipment for the estimated amount of future returns, based on historical experience. The Company makes estimates evaluating its allowance for doubtful accounts. The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience and any specific customer collection issues that it has identified.

Costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs. Selling, general, and administrative costs are charged to expense as incurred.

Income Taxes

Income taxes have not been provided because the Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1362(a) of the Internal Revenue Code. As such, the Company’s income or loss and credits are passed through to the shareholders and reported on their individual income tax return.

The Company is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress. The Company believes it is no longer subject to income tax examinations for years prior to 2016.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

Fair Value Measurements

The Company applies fair value accounting for all financial assets and liabilities that are required to be recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, the Company considers the principal or most advantageous market in which the Company would transact, and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which replaces existing revenue recognition guidance. The updated guidance requires companies to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the new standard requires that reporting companies disclose the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The Standard was effective for the Company as of January 1, 2020 and had no impact on the Company’s financial statements.

Note 3—Inventories

The components of inventories at December 31, 2019 and 2018 are as follows:

	2019	2018
Raw materials	$116,329	$119,951
Work in process	845,218	99,512
Finished goods	10,266	32,760
	$971,813	$252,223

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

Note 4—Note Payable

The Company entered into a $210,000 note payable with a bank on October 26, 2016. Monthly principal and interest payments approximate $2,732 and the note originally matured on October 26, 2026. The interest rate is the prime rate plus 2.75% (7.5% at December 31, 2019). On July 24, 2020, due to the Company being in default with the terms of the loan, the terms of the note were amended with the outstanding balance due December 26, 2020 and the interest rate changed to 7.75%. Borrowings are collateralized by substantially all of the assets of the Company and the personal guarantee of the stockholder. At December 31, 2019 and 2018, $174,444 and $180,596, respectively, was outstanding on the note payable.

Note 5—Line of Credit

On September 25, 2019 the Company renewed their revolving line of credit agreement with a bank that provides for borrowings of up to $350,000. The interest rate is the prime rate plus 3.25% (8.0% at December 31, 2019). Borrowings are collateralized by substantially all of the assets of the Company and the personal guarantee of the stockholder. Interest is due monthly and the principal was due on April 12, 2020, however, due to the Company being in default with the terms of the agreement, on July 24, 2020 the credit agreement was amended with a change in the maturity date to December 26, 2020. At December 31, 2019 and 2018, $349,962 and $348,553, respectively, was outstanding on the line of credit.

Note 6—Due To/From Shareholder

Amounts appearing in the balance sheet as either due to or due from shareholder represent advances or transactions in the ordinary course of business between the Company and the Company’s sole stockholder.

Note 7—Lease Commitments

On October 25, 2019 the Company executed a non-cancellable lease for office and industrial space which began December 1, 2019 and expires on November 30, 2022. Based on the terms of the lease, future rental commitments are as follows:

2020	$84,000
2021	84,000
2022	77,000

Rent expense for the years ended December 31, 2019 and 2018 totaled $100,946 and $84,500, respectively.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

Note 8—Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2019, the Company has a stockholder’s deficit of $1,233,433 since its inception, a working capital deficit of $1,248,632, and has experienced three consecutive years of operating losses which raises substantial doubt about the Company’s ability to continue as going concern. The ability of the Company to meet its commitments as they become payable is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations. There is no assurance the Company will be successful in achieving these goals.

If the Company is not able to secure additional funding or achieve a profitable level of operations, the implementation of the Company’s business plan will be impaired. There can be no assurance that such additional financing will be available to the Company on acceptable terms or at all. These financial statements do not give effect to adjustments to the amounts and classification to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

Note 9—Subsequent Events

The Company has evaluated subsequent events through September 22, 2020, the date the financial statements were available to be issued, and has concluded that no recognized subsequent events have occurred since the year ended December 31, 2019 other than the following.

On February 26, 2020, (the “Issuance Date”) the Company issued a 12% Convertible Promissory Note (the “Note”), in the principal amount of $106,950, to an investor. This note matures 12 months after the Issuance Date. This note is convertible into shares of the Company’s common stock beginning on the Issuance Date at 55% of the lowest trading price (as defined in the Note) for the twenty-five trading days prior to the conversion. If the trading price cannot be calculated for such security on such date, the trading price shall be the fair market value as mutually determined by the Company and the investor for which the calculation of the trading price is required in order to determine the conversion price. The Company received proceeds of $85,000 on February 26, 2020, and the Note included an original issue discount of $13,950 and lender costs of $8,000. This note proceeds will be used by the Company for general working capital purposes. The Note also requires a daily payment via ACH of $400. On June 25,2020, the Note was amended to add $111,225 of additional principal to the outstanding balance. On June 30, 2020, the Note was assigned from the Company to Ozop Surgical Corp.

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Power Conversion Technologies, Inc.

Notes to Financial Statements

December 31, 2019 and 2018

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic which continues to spread throughout the United States. On March 6, 2020, the Governor of Pennsylvania declared a health emergency and on March 19, 2020 issued an order to close all nonessential businesses until further notice. The Governor determined that the Company was an essential business. Nonetheless, out of concern for the workers and pursuant to the government order, the Company continued to operate and where possible certain workers began telecommuting from their homes. The continued spread of COVID-19 may result in a period of business disruption, including delays or disruptions in the Company’s supply chain. The spread of COVID-19, or another infectious disease, could also negatively affect the operations at the Company’s third-party manufacturers, which could result in delays or disruptions in the supply of products. While the Company expects this situation may increase demand for its products, the related impact cannot be reasonably estimated at this time.

On April 20, 2020, the Company was granted a loan from a bank in the amount of $100,400, pursuant to the Paycheck Protection Program under Division A, Title I of the CARES Act, which was enacted March 27, 2020. The loan matures on April 20, 2022 and bears interest at a rate of 1.0% per annum, payable monthly beginning on November 20, 2020. The loan may be prepaid at any time prior to maturity with no prepayment penalties. Proceeds from the loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. The Company intends to use the entire loan amount for qualifying expenses. Under the terms of the program, certain amounts of the loan may be forgiven if they are used for qualifying expenses. Company currently believes that its use of the loan proceeds will meet the conditions for forgiveness of the loan.

On July 10, 2020, PCTI and Catherine Chis, PCTI’s sole shareholder, entered into a Stock Purchase Agreement (the “SPA”) with Ozop Surgical Corp. (“Ozop”), a publicly traded Nevada corporation. Under the terms of the SPA, Chis sold one thousand (1,000) shares of PCTI, which represents all of the issued and outstanding shares of PCTI, in exchange for a cash payment of $400,000 and the issuance of 47,500 shares of Ozop’s Series C Preferred Stock, 18,667 shares of Ozop’s Series D Preferred Stock, and 500 shares of Ozop’s Series E Preferred Stock. OZOP advanced the Company $400,000 in June 2020.

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